Borrowings	12 Months Ended
Dec. 31, 2025
Borrowings [Abstract]
BORROWINGS

NOTE 18 — BORROWINGS

As of December 31, 2024 and 2025, interest-bearing borrowings consist of the following:

		As of December 31,
	Notes	2024	2025
Secured bank loan, due October 2040	(1)	$—	$2,727,955
Other secured borrowings	(2)	—	2,009,569
Total		$—	$4,737,524

Notes:

(1)	As of December 31, 2025, the secured bank loan was obtained from Nanyang Commercial Bank, Limited and bears interest at Hong Kong dollar prime rate minus 1.2% per annum. The bank borrowing is collateralized by the Company’s property with an aggregate net carrying amount of $4,221,256 and restricted cash of $2,198,786. The secured bank loan contains a repayment-on-demand clause and is therefore classified as a current liability. Interest expense of $26,365 (2024: Nil) on this secured bank loan was recognized for the year ended December 31, 2025.

(2)	The other secured borrowings were obtained from a financial institution, an independent third party, and are collateralized by marketable equity securities with a carrying amount of $4,980,098 as of December 31, 2025. The borrowings bear interest at 19.50% per annum and have no fixed repayment terms. Interest expense of $8,687 (2024: Nil) on these borrowings was recognized for the year ended December 31, 2025.

As of December 31, 2025, annual maturities on bank borrowings maturing in the next five fiscal years and thereafter are as follows:

As of December 31,
2026	$244,925
2027	244,925
2028	244,925
2029	244,925
2030	244,925
Thereafter	2,408,426
$3,633,051